Exhibit 99.1
Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	52

Chapter 11	For the Period FROM:	2/1/2006

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	2/28/2006

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)		Collateral	Concentration	City National
		Account	Account	Collection Account

Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$8,382,774.11	$6,901,979.89	$455,354.52

B. Less: Total Disbursements per all Prior Statements		$7,099,903.55	$6,909,285.86	$5,227.14

C. Beginning Balance		$1,551,203.77	$58,650.24	$450,127.38

D. Receipts during Current Period
Description

2/1/2006	Wire Transfer		$45,000.00
2/3/2006	Bank of Scotland	$402,985.05
2/9/2006	Daro Films	$984.10
2/15/2006	Wire Transfer		$50,000.00
2/16/2006	Sting Music			$12,478.00
2/21/2006	Maroil Limited			$14,800.00
2/27/2006	Compact Collections	$42,731.54
2/28/2006	interest	$6,194.92

TOTAL RECEIPTS THIS PERIOD		$452,895.61	$95,000.00	$27,278.00	—

E. Balance Available (C plus D)		$2,004,099.38	$153,650.24	$477,405.38	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 52	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose

2/15/2006		Wire Transfer	$45,000.00
2/3/2006		ADP Fees		$84.00
2/3/2006	38424	Bowne of Los Angeles, Inc		$377.00
2/3/2006	38425	KEVIN MARINO		$97.83
2/3/2006	38426	KEREN AMINIA		$101.89
2/3/2006	38427	USI of Southern California		$2,772.00
2/3/2006	38428	Qwest Communications		$53.67
2/3/2006	38429	United States Trustee		$250.00
2/3/2006	38430	United States Trustee		$3,750.00
2/3/2006	38431	United States Trustee		$250.00
2/3/2006	38432	United States Trustee		$250.00
2/3/2006	38433	United States Trustee		$250.00
2/3/2006	38434	United States Trustee		$250.00
2/3/2006	38435	United States Trustee		$250.00
2/3/2006	38436	United States Trustee		$250.00
2/3/2006	38437	United States Trustee		$250.00
2/10/2006		ADP Fees		$106.17
2/10/2006	38438	New Wave Entertainment		$65.00
2/10/2006	38439	Accurate Express		$58.00
2/10/2006	38440	Recall		$968.37
2/14/2006	8269	Payroll		$1,319.75
2/14/2006	8270	Payroll		$10,138.42
2/14/2006	8271	Payroll		$1,354.02
2/14/2006	8272	Payroll		$2,744.03
2/14/2006		ADP Taxes		$11,832.13
2/15/2006		Wire Transfer	$50,000.00
2/15/2006		Service Charge		$171.95
2/17/2006	38441	Brandon & Morner-Ritt		$13,724.20
2/17/2006	38442	Bowne of Los Angeles, Inc		$481.00
2/17/2006	38443	USI of Southern California		$233.00
2/17/2006	38444	Blue Shield of California		$373.00
2/17/2006	38445	Federal Express		$33.58
2/17/2006	38446	Arrowhead		$40.99
2/23/2006		ADP Fees		$261.63
2/24/2006		ADP Fees		$126.17
2/24/2006	38447	New Beginnings Enterprises		$3,972.10
2/24/2006	38448	Health Net		$4,187.18
2/27/2006		Vision Fils			$715.34
2/28/2006		ADP Taxes		$7,629.43
2/28/2006	8273	Payroll		$1,319.75
2/28/2006	8274	Payroll		$6,942.61
2/28/2006	8275	Payroll		$1,544.02
2/28/2006	8276	Payroll		$2,744.02
2/28/2006		Control Agreement			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$95,000.00	$81,606.91	$765.34	—

G. Ending Balance (E less F)			$1,909,099.38	$72,043.33	$476,640.04	$ —

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 52	Page 3 of 3

H.	(1)	Collateral Account:
		a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
		b) Account Number:	323221556
	(2)	Concentration Account:
		a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
		b) Account Number:	1891935460
I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£448,060.23	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£221,978.20	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89
I: Other monies on hand (continued):
Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$16,890.04
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$20,912.67
Denial Venture	1890-69-6501	$76,638.53
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$8,097.50
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice Neuhauser

Debtor in Possession